Boeing Commercial Airplane Group
                             P.O. Box 3707
                         Seattle, WA 98124-2207


6-1162-RLL-1211


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90211

     Subject:  Letter Agreement No. 6-1162-RLL-1211 to
               Purchase Agreement No. 1498 -
               October 1995 - Special Matters

This Letter Agreement amends Purchase Agreement No. 1498 as amended (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to the Model 767-300ER aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein will have the same meaning as in the Agreement.

1. Credit Memoranda. In consideration of the purchase of the October 1995 Aircraft, Boeing will issue a credit memorandum for the October 1995 Aircraft at the time of delivery in the amount of *. Such credit memoranda may be utilized by Buyer for the purchase of Boeing proprietary spare parts or other Boeing goods and services or applied against the balance of the purchase price of the Aircraft for which such credit is issued, or in payment of interest on deferred advance payments applicable to any Aircraft, but may not be used for the purchase of other aircraft or application against advance payments for any Aircraft.

2. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written

* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
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International Lease Finance Corporation
6-1162-RLL-1211

Page 2

consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 1498-1.


Very truly yours,

THE BOEING COMPANY



By: /s/ R. Leo Lyons
    ------------------------
Its:      Attorney-In-Fact


ACCEPTED AND AGREED TO as of this

date:  October 14, 1994


INTERNATIONAL LEASE FINANCE CORPORATION


By: /s/ Steven F. Udvar-Hazy
    ------------------------
Its:      President and
          Chief Executive Officer
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